Income Taxes	12 Months Ended
Dec. 31, 2012
Income Tax Disclosure [Abstract]
Income Tax
Income Taxes
Income (loss) from continuing operations before income taxes included income (loss) from domestic operations of $(1,267), $344 and $1,987 for 2012, 2011 and 2010, and income (loss) from foreign operations of $686, $(144) and $285 for 2012, 2011 and 2010. Substantially all of the income (loss) from foreign operations is earned by a Japanese subsidiary.
The provision (benefit) for income taxes consists of the following:

	For the years ended December 31,
	2012	2011	2010
Income Tax Expense (Benefit)
Current - U.S. Federal	$33	$(543)	$102
- International	6	22	69
Total current	39	(521)	171
Deferred - U.S. Federal Excluding NOL Carryforward	(377)	921	93
- Net Operating Loss Carryforward	(301)	(652)	1
- International	158	(121)	303
Total deferred	(520)	148	397
Total income tax expense (benefit)	$(481)	$(373)	$568

Deferred tax assets (liabilities) include the following:

	As of December 31,
Deferred Tax Assets	2012	2011
Tax discount on loss reserves	$621	$632
Tax basis deferred policy acquisition costs	481	528
Unearned premium reserve and other underwriting related reserves	414	421
Investment-related items	1,525	1,159
Insurance product derivatives	454	913
Employee benefits	599	523
Minimum tax credit	860	868
Net operating loss carryover	1,007	736
Foreign tax credit carryover	149	132
Capital loss carryover	5	—
Other	118	16
Total Deferred Tax Assets	6,233	5,928
Valuation Allowance	(58)	(83)
Deferred Tax Assets, Net of Valuation Allowance	6,175	5,845
Deferred Tax Liabilities
Financial statement deferred policy acquisition costs and reserves	(1,694)	(2,361)
Net unrealized gains on investments	(2,396)	(1,210)
Other depreciable & amortizable assets	(143)	(104)
Other	—	(39)
Total Deferred Tax Liabilities	(4,233)	(3,714)
Net Deferred Tax Asset	$1,942	$2,131

As of December 31, 2012 and 2011, the net deferred tax asset included the expected tax benefit attributable to net operating losses of $2,946 and $2,194, respectively, consisting of U.S. losses of $2,725 and $1,880, respectively, and foreign losses of $221 and $314. The U.S. losses expire from 2013-2032 and the foreign losses have no expiration.
The Company has recorded a deferred tax asset valuation allowance that is adequate to reduce the total deferred tax asset to an amount that will be more likely than not realized. The deferred tax asset valuation allowance, relating mostly to foreign net operating losses, was $58, as of December 31, 2012 and $83 as of December 31, 2011. In assessing the need for a valuation allowance, management considered future taxable temporary difference reversals, future taxable income exclusive of reversing temporary differences and carryforwards, taxable income in open carry back years, as well as other tax planning strategies. These tax planning strategies include holding a portion of debt securities with market value losses until recovery, altering the level of tax exempt securities, selling appreciated securities to offset capital losses, business considerations such as asset-liability matching, and the sales of certain corporate assets. Management views such tax planning strategies as prudent and feasible, and would implement them, if necessary, to realize the deferred tax asset. Based on the availability of additional tax planning strategies identified in the second quarter of 2011, the Company released $86, or 100% of the valuation allowance associated with realized capital losses. Future economic conditions and debt market volatility, including increases in interest rates, can adversely impact the Company’s tax planning strategies and in particular the Company’s ability to utilize tax benefits on previously recognized realized capital losses.
Included in Other Liabilities in the Consolidated Balance Sheets at December 31, 2012 and 2011 are net deferred tax liabilities related to Japan of $376 and $352, respectively.  The December 31, 2012 net deferred tax liability is comprised of a gross deferred tax asset of $274 related to tax discount on loss reserves and a gross deferred tax liability of $650, comprised primarily of $331 for deferred policy acquisition costs and $197 for foreign currency translation adjustments.  The December 31, 2011 net deferred tax liability is comprised of a gross deferred tax asset of $270 related to tax discount on loss reserves and a gross deferred tax liability of $622, comprised primarily of $370 for deferred policy acquisition costs and $346 for foreign currency translation adjustments.  The gross and net deferred tax assets and liabilities related to other foreign tax jurisdictions, other than Japan, is not significant.
As of December 31, 2012 the Company had a current income tax receivable of $19, of which $1 was related to Japan and due from a foreign jurisdiction. As of December 31, 2011 the company had a current income tax payable of $459, of which $46 was related to Japan and payable to a foreign jurisdiction.
The Company or one or more of its subsidiaries files income tax returns in the U.S. federal jurisdiction, and various state and foreign jurisdictions. The Company is no longer subject to U.S. federal, state and local, or non-U.S. income tax examinations for years prior to 2007. The audit of the years 2007-2009 commenced during 2010 and is expected to conclude by the end of 2013, with no material impact on the consolidated financial condition or results of operations. The 2010-2011 audit commenced in the 4th quarter of 2012 and is expected to conclude by the end of 2014. In addition, in the second quarter of 2011 the Company recorded a tax benefit of $52 as a result of a resolution of a tax matter with the IRS for the computation of the dividends-received deduction (“DRD”) for years 1998, 2000 and 2001. Management believes that adequate provision has been made in the financial statements for any potential assessments that may result from tax examinations and other tax-related matters for all open tax years.
The Company’s unrecognized tax benefits were unchanged during 2012 and 2011, remaining at $48 as of December 31, 2012, 2011 and 2010. This entire amount, if it were recognized, would affect the effective tax rate in the period it is released.
The Company classifies interest and penalties (if applicable) as income tax expense in the financial statements. The Company recognized interest income (expense) of $0, $5, and $(2) during the years ended December 31, 2012, 2011and 2010, respectively. The Company had approximately $1 and $6 of interest receivable accrued at December 31, 2012 and 2011, respectively. The Company does not believe it would be subject to any penalties in any open tax years and, therefore, has not booked any accrual for penalties.
A reconciliation of the tax provision at the U.S. Federal statutory rate to the provision for income taxes is as follows:

	For the years ended December 31,
	2012	2011	2010
Tax provision (benefit) at U.S. Federal statutory rate	$(203)	$70	$795
Tax-exempt interest	(141)	(148)	(152)
Dividends received deduction	(145)	(206)	(154)
Valuation allowance	—	(85)	84
Other	8	(4)	(5)
Provision (benefit) for income taxes	$(481)	$(373)	$568